EXHIBIT 99.2


SUMMARY                                              Reported        Corrected       Reported       Corrected        Reported
                                                     3 MONTHS        3 MONTHS         TOTAL           TOTAL          6 MONTHS
                                                      Q3 2003         Q3 2003          2003           2003           Q2 2004
                                                      -------         -------          ----           ----           -------
Interest Income                                       $ 6,480         $ 5,614       $ 22,693        $ 18,475         $ 10,526
Total Diversified Revenue                              24,541          24,522         80,737          80,200           46,877
Total Revenue                                          44,057          43,866        154,052         152,707           66,675
Interest Expense                                        3,082           2,669         11,199           9,151            4,882
Total Operating Expense                                35,023          34,610        130,410         128,362           67,550
Net Income                                              8,018           8,240         22,634          23,337             (850)
EPS                                                      0.12            0.12           0.34            0.35            -0.01

DETAIL                                               Reported        Corrected       Reported       Corrected        Reported
                                                      Q1 2003         Q1 2003        Q2 2003         Q2 2003         Q3 2003
                                                      -------         -------        -------         -------         -------
Refi Mortgage                                         $ 17,938        $ 18,242      $  21,410       $  21,625        $  16,871
Interest Income on Refi Mortgage                         3,015           2,731          3,258           2,997            2,646
Diversified Mortgage (1)                                 5,913           6,146         10,096          10,140            9,985
Interest Income on Diversified Mortgage                  1,849           1,691          1,894           1,761            2,492
Home Equity                                              3,939           4,051          5,334           5,398            7,412
Interest Income on Home Equity                             424             323            683             608            1,342
Mortgage Interest Expense                                2,398           2,178          2,506           2,314            2,435
Home Equity Interest Expense                               288             220            531             473              647


Total Diversified Revenue                             $ 15,265        $ 15,351      $  21,434       $  21,335        $  24,541
Total Revenue                                           36,219          36,324         46,102          45,956           44,057
Total Operating Expense - w/  Int Exp                   29,103          28,815         37,056          36,806           35,023
Net Income                                               6,332           6,726          8,076           8,180            8,018
EPS                                                       0.10            0.11           0.12            0.12             0.12



SUMMARY                                    Corrected
                                           6 MONTHS
                                            Q2 2004
                                            -------
Interest Income                             $ 5,110
Total Diversified Revenue                    45,169
Total Revenue                                64,030
Interest Expense                              2,324
Total Operating Expense                      64,992
Net Income                                     (937)
EPS                                           (0.01)

DETAIL                                     Corrected    Reported    Corrected   Reported     Corrected    Reported        Corrected
                                            Q3 2003      Q4 2003     Q4 2003     Q1 2004      Q1 2004      Q2 2004         Q2 2004
                                            -------      -------     -------     -------      -------      -------         -------
Refi Mortgage                               $17,020      $ 6,663     $  7,356    $  7,856     $  8,458     $  7,888        $  8,430
Interest Income on Refi Mortgage              2,324        1,514          213       1,442          582        2,611           1,392
Diversified Mortgage (1)                     10,286        6,372        6,513       6,679        7,050        8,118           8,659
Interest Income on Diversified Mortgage       2,211        1,879        1,549       1,494          677        1,851           1,036
Home Equity                                   7,637        6,671        7,063       9,251        9,555        8,328           8,738
Interest Income on Home Equity                1,079        1,697          988       1,473          480        1,654             944
Mortgage Interest Expense                     2,149        1,517          786       1,404          602        1,847           1,004
Home Equity Interest Expense                    521          876          510         868          283          763             435


Total Diversified Revenue                   $24,522      $19,497     $ 18,992    $ 22,726     $ 21,592     $ 24,151        $ 23,577
Total Revenue                                43,866       27,674       26,561      32,024       30,631       34,651          33,399
Total Operating Expense - w/  Int Exp        34,610       29,228       28,132      33,159       31,772       34,391          33,220
Net Income                                    8,240          208          191      (1,120)      (1,125)         270             189
EPS                                            0.12         0.00         0.00       (0.02)       -0.02         0.00            0.00

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